Convertible notes	9 Months Ended
Sep. 30, 2020
Disclosure of detailed information about borrowings [abstract]
Convertible notes [Text Block]

15.  Convertible notes

As disclosed in Note 1, the 1-for-70 Reverse Split effected on October 28, 2022 has been applied retrospectively herein.

The following table presents the convertible notes for KWESST:

Balance at December 31, 2018	$521,515
Related party loans transferred to convertible notes (Note 10)	192,561
Converted into common shares (Note 16)	(620,897)
Repayment of debt	(31,644)
Less fair value of conversion feature	(30,688)
Accrued interest	74,707
Accretion expenses	105,265
Balance at December 31, 2019	210,819
Accrued interest	16,769
Accretion expenses	28,130
Converted in common shares (Note 16)	(255,718)
Balance at September 30, 2020	$-

Activities in 2019

During the year ended December 31, 2018, KWESST issued convertible notes to investors in the total principal amount of $601,961 bearing an interest of 10% per annum.

On October 23, 2019, KWESST converted $560,007 of debt and $60,890 of interest into 44,350 common shares at a price of $14.00 relating to all debts noted above and repaid $31,644 debt by cash. The remaining $234,515 was issued as new convertible debentures at a rate of 10% per annum and due on October 23, 2021. Upon the occurrence of a Liquidity Event, the new convertible note will automatically convert into common shares of KWESST at a conversion rate equal to a 20% discount to the value assigned to the common shares of KWESST under such Liquidity Event for the entire amount of the principal amount plus all accrued interest.

"Liquidity Event" means either (1) the completion of an initial public offering which results in the common shares of KWESST being listed and posted for trading or quoted on any of the Toronto Stock Exchange, the TSX Venture Exchange, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the London Stock Exchange or any successor exchange or market thereto; or (2) the closing of a merger, amalgamation plan of arrangement or other transaction or series of related transactions resulting in the holders of common shares receiving consideration in securities listed on a Qualified Exchange.

The conversion feature of convertible debentures is presumed to be classified as a derivative financial liability unless it meets all the criteria to recognize as equity instrument under IAS 32 - Financial Instruments: Presentation. One of criteria is that the conversion feature exchanges a fixed amount of shares for a fixed amount of cash ("fixed for fixed"). The convertible debentures are convertible to % of the shares of the Company on a fully diluted basis which is not a fixed amount of shares, therefore the fixed for fixed criteria is not met. As such, the conversion feature was classified as financial derivative liabilities instead of an equity instrument. KWESST separated the convertible debentures into two components at initial recognition, with the debt carried at amortized cost, and the conversion feature carried at fair value as financial derivative liabilities.

Activities in 2020

As disclosed in Note 4(a), a Liquidity Event occurred which resulted in the conversion of the $255,718 outstanding convertible note, including accrued interest up to Liquidity Event, into 6,523 common shares.